                                                                   EXHIBIT 14(b)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in this Registration Statement (Form N-14 No. 333-67856) of the SunAmerica Income Funds.


                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
September 28, 2001